                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549


                                   Form 8-K

                                CURRENT REPORT


                      Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934



     Date of Report (Date of Earliest Event Reported):  February 10, 1997
                                                        -----------------


                           Ramsay Health Care, Inc.
            ------------------------------------------------------
            (Exact name of registrant as specified in its charter)


       Delaware                       0-13849                   63-0857352
   ------------------               -----------             ------------------
   (State or other                  (Commission                (IRS Employer
   jurisdiction of                  File Number)            Identification No.)
   incorporation)



              One Alhambra Plaza
              Suite 750
              Coral Gables, Florida                                33134
   ----------------------------------------                 ------------------
   (Address of principal executive offices)                      (Zip Code)



      Registrant's telephone number, including area code: (305) 569-6993
                                                          --------------

Item 5.  Other Events.
         ------------

         On February 10, 1997, Ramsay Health Care, Inc. a Delaware corporation (the "Company"), announced that it is contemplating a $75 million debt offering to refinance existing indebtedness and for other general corporate purposes. The Company stated that it intends to effect the offering through a private placement pursuant to Rule 144A.

         Any private placement of the debt securities will be made only by means of an offering memorandum and will not be registered under the Securities Act of 1933 and may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements.

Item 7.  Financial Statements, Pro Forma Financial
         Information and Exhibits.
         -----------------------------------------

         (c)  Exhibits:

         The exhibits required to be filed as part of this Current Report on Form 8-K are listed in the attached Index to Exhibits.

                                   SIGNATURE
                                   ---------

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     RAMSAY HEALTH CARE, INC.



                                     By /s/ Bert G. Cibran
                                       ---------------------------------
                                       Name:  Bert G. Cibran
                                       Title: President

Dated:  February 10, 1997

                               INDEX TO EXHIBITS
                               -----------------


Exhibit                                                                 Page
Number                          Description                            Number
-------                         -----------                            ------


   99              Press release dated February 10, 1997.                 5